Exhibit 10.26

REAFFIRMATION

OF

AMENDED AND RESTATED SECURITY AGREEMENT

In order to induce Bank of America, N.A. (the “Bank”) to enter into that certain Second Amended and Restated Loan Agreement between the Bank and ANNIE’S, INC., a Delaware corporation, formerly known as Homegrown Naturals, Inc., which is qualified to do business in the State of California as Homegrown Naturals, ANNIE’S ENTERPRISES, INC., a Vermont corporation, ANNIE’S HOMEGROWN, INC., a Delaware corporation, and NAPA VALLEY KITCHENS, a California corporation (individually and collectively, the “Borrower”) dated as of December 21, 2011 (the “Agreement”), each of the undersigned (i) agrees that nothing contained in the Agreement shall diminish, alter, amend or effect the obligations of the undersigned under that certain Amended and Restated Security Agreement, dated August 25, 2010 (the “Security Agreement”) granting to the Bank a security interest in certain assets of the Borrower to secure all Indebtedness (as defined in the Security Agreement), or the Bank’s security interest in certain Collateral (as defined in the Security Agreement); (ii) agrees that the Security Agreement and the Bank’s security interest in such Collateral secures the Borrower’s obligations under the Agreement; and (iii) confirms that the Security Agreement and the security interest in such Collateral remains in full force and effect and reaffirms the same.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation of Amended and Restated Security Agreement effective as of the date first set forth above.

BANK OF AMERICA, N.A.

By:	/s/ Thomas K. McComas
Name:	Thomas K. McComas
Title:	Senior Vice President

Farmington-Notice Desk
CT2-515-BB-03
70 Batterson Park Road
Farmington, CT 06032

Borrower’s Location and address for notices	ANNIES, INC., a Delaware corporation
(principal residence, if the Borrower is an individual;
chief executive office, if the Borrower is not an

individual):

ANNIE’S, INC.	By:	/s/ Kelly J. Kennedy
1610 Fifth Street	Name:	Kelly J. Kennedy
Berkeley, CA 94710	Title:	Chief Financial Officer and Treasurer

Borrower’s state of incorporation or organization
(if Borrower is a corporation, partnership, limited
liability company or other registered entity):

Delaware

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):		ANNIE’S ENTERPRISES, INC., a Vermont corporation

ANNIE’S ENTERPRISES, INC. c/o ANNIE’S, INC.
1610 Fifth Street	By:	/s/ Kelly J. Kennedy
Berkeley, CA 94710	Name:	Kelly J. Kennedy
	Title:	Treasurer

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):

Vermont

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation of Amended and Restated Security Agreement effective as of the date first set forth above.

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):

ANNIE’S HOMEGROWN, INC.

c/o ANNIE’S, INC.

1610 Fifth Street

Berkeley, CA 94710

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):

Delaware

Borrower’s Location and address for notices (principal residence, if the Borrower is an individual; chief executive office, if the Borrower is not an individual):

NAPA VALLEY KITCHENS

c/o ANNIE’S, INC.

1610 Fifth Street

Berkeley, CA 94710

Borrower’s state of incorporation or organization (if Borrower is a corporation, partnership, limited liability company or other registered entity):

California

ANNIE’S HOMEGROWN, INC., a Delaware corporation

By:	/s/ Kelly J. Kennedy
Name:	Kelly J. Kennedy
Title:	Treasurer

NAPA VALLEY KITCHENS, a California corporation

By:	/s/ Kelly J. Kennedy
Name:	Kelly J. Kennedy
Title:	Treasurer